UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 24, 2019 (September 23, 2019)

Dean Foods Company

(Exact name of registrant as specified in its charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Ave., Suite 3400

Dallas, TX 75204

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (214) 303-3400

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DF	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jody Macedonio has stepped down as the Executive Vice President, Chief Financial Officer of Dean Foods Company (the “Company”), effective September 24, 2019. In connection with her departure, Ms. Macedonio will receive compensation and benefits pursuant to that certain Letter Agreement regarding Severance Benefits, dated January 9, 2018, between the Company and Ms. Macedonio. Ms. Macedonio’s departure is not related to any issues regarding the integrity of the Company’s financial statements or accounting policies and practices.

The Company has appointed Gary Rahlfs to serve as the Company’s Interim Chief Financial Officer, effective immediately. Mr. Rahlfs, 52, has served as the Company’s Senior Vice President, Finance & Strategy since May 2019. From March 2018 to May 2019, Mr. Rahlfs served as the Chief Financial Officer/Vice Chancellor for Finance at the University of North Texas. From 1994 until February 2017, Mr. Rahlfs was employed at PepsiCo, Inc., where he held several positions, including Vice President Finance, Global Groups for PepsiCo, Chief Financial Officer – PepsiCo Foods Canada, and Vice President Sales Finance – Frito-Lay US-South Division.

The Company previously entered into a letter agreement with Mr. Rahlfs, dated May 8, 2019 (the “Offer Letter”), a copy of which is attached to this report as Exhibit 10.1 and incorporated herein by reference. Under the terms of the Offer Letter, Mr. Rahlfs is entitled to an initial annual base salary of $350,000 and is eligible to participate in the Company’s Short-Term Incentive Plan with a cash incentive payment target equal to 50% of his annualized base salary. The foregoing description of the Offer Letter is a summary and is qualified in its entirety by reference to the copy of the Offer Letter attached hereto as Exhibit 10.1 and incorporated herein by reference.

In addition, Russell Coleman has stepped down as the Executive Vice President, General Counsel, Corporate Secretary and Government Affairs of the Company, effective September 24, 2019. In connection with his departure, Mr. Coleman will receive compensation and benefits pursuant to the Company’s Amended and Restated Executive Severance Pay Plan.

The Company also entered into an amendment to the letter agreement with Mr. Beringause, dated September 24, 2019 (the “Amended Offer Letter”), a copy of which is attached to this report as Exhibit 10.2 and incorporated herein by reference. The Amendment extends the time that the Compensation Committee has to determine the EBITDA target for the performance vesting stock options to be granted to Mr. Beringause in connection with his offer of employment by the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Offer Letter dated May 8, 2019 between Dean Foods Company and Gary Rahlfs.

10.2	Amendment to Offer Letter, dated September 24, 2019, by and between Dean Foods Company and Eric Beringause.

104	Cover Page Interactive Data File included as Exhibit 101 (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2019	DEAN FOODS COMPANY

By:
/s/ Kristy N. Waterman
Kristy N. Waterman
Senior Vice President, General Counsel & Corporate Secretary